Exhibit 99.1

Certification of General Partner

                Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Excel Properties, Ltd. (the “Partnership”) hereby certifies, to such officer’s knowledge, that:

        (a)           the accompanying Quarterly Report on Form 10-Q of the Partnership for the quarterly period ended March 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

        (b)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: April 25, 2003	/s/ Gary B. Sabin
Gary B. Sabin
General Partner

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Principal Accounting Officer

                Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Excel Properties, Ltd. (the “Partnership”) hereby certifies, to such officer’s knowledge, that:

        (a)           the accompanying Quarterly Report on Form 10-Q of the Partnership for the quarterly period ended March 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

        (b)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: April 25, 2003	/s/ James Y. Nakagawa
James Y. Nakagawa
Principal Accounting Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.